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                                   SUPPLEMENT
                            DATED FEBRUARY 13, 2008
                 TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE
                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                       (COLLECTIVELY, THE "PROSPECTUSES")


Effective immediately, the Prospectuses are supplemented as follows:

     LITIGATION AND REGULATORY ACTIONS

     Hartford Mutual Fund Fee Class Action Litigation, United States District Court, District of Connecticut. This matter began in 2004 as five consolidated putative national class actions brought against various Hartford entities, Hartford's retail mutual funds, and certain directors and officers of the retail mutual funds, alleging that excessive or inadequately disclosed fees were charged to retail mutual fund investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers. As the result of amendments to the complaint filed in response to motions to dismiss and the voluntary dismissal of certain claims and parties, as of December 31, 2007, the case included a single claim, which was settled in February 2008.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.